Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
NOTE 20. Subsequent Events

The Company has evaluated subsequent events through August 30, 2021, the date on which these consolidated financial statements were issued.
Initial Public Offering
On April 14, 2021, the Company priced the IPO of its common stock at an offering price of $23.00 per share for 46,600,000 shares, pursuant to the Prospectus. On April 15, 2021, the underwriters exercised their option to purchase an additional 6,990,000 shares of common stock. On April 19, 2021, the Company’s sale of an aggregate of 53,590,000 shares of common stock was completed.
Contingently Redeemable Common Stock
The redemption feature of the Company’s contingently redeemable common stock terminated upon the completion of the IPO in April 2021. Accordingly, such common stock will be reclassified from temporary equity in the mezzanine section of the condensed consolidated balance sheet to permanent equity.
Stock-based Compensation
Upon the completion of the IPO, the Company issued 11.7 million shares of common stock under partner physician group equity agreements and recognized stock-based compensation expense of $268.5 million in April 2021. Additionally, as of May 26, 2021, the Company provided financing to the physician partner groups in connection with taxes payable on shares distributed to them upon completion of the IPO under the partner physician group equity agreements, in an aggregate amount of $59.6 million.